EXECUTION VERSION

    AMENDMENT No. 1, dated as of August 4, 2009 (this “Amendment”), to the Credit Agreement dated as of May 2, 2008 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Rovi Corporation (formerly known as Macrovision Solutions Corporation), a Delaware corporation (“Parent Borrower”), Macrovision Corporation (“Subsidiary Borrower” and, together with Parent Borrower, “Borrowers”), the Guarantors, the Lenders party thereto from time to time, J.P Morgan Securities Inc. (the “Arranger”) and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as joint lead arrangers and joint bookrunners, Merrill Lynch, Pierce, Fenner & Smith Incorporated, as syndication agent, and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, “Administrative Agent”) for the Lenders and as collateral agent (in such capacity, “Collateral Agent”) for the Secured Parties. Capitalized terms used but not defined herein have the meanings provided in the Credit Agreement.

    WHEREAS, Section 10.02 of the Credit Agreement permits the Administrative Agent, with the consent of the Required Lenders, to enter into amendments, supplements or other modifications to the Credit Agreement with Borrowers;

    WHEREAS, the Loan Parties desire to amend the Credit Agreement on the terms set forth herein;

    NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

    Section 1    Amendments. Section 6.11(a) of the Credit Agreement is hereby amended by replacing the word “and” before “(ii)” with “,” and inserting the following at the end of clause (ii):

“and (iii) redemptions (and delivery of notices of redemption), retirements, repurchases or other acquisitions for value (and offers to purchase) of Senior Notes (provided that no Default or Event of Default shall have occurred and be continuing or would result therefrom and Parent Borrower shall be in compliance on a Pro Forma Basis after giving effect to such redemption or acquisition with each of the covenants set forth in Sections 6.10(a) and (b) for the Test Period then last ended).”.

    Section 2    Representations and Warranties, No Default. Each Loan Party represents and warrants to the Administrative Agent, the Collateral Agent and each of the Lenders as of the date hereof and as of the date of effectiveness of this Amendment:

    (a)   This Amendment has been duly authorized, executed and delivered by it and constitutes a legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms.

    (b)   The execution, delivery and performance by each Loan Party of this Amendment will not (a) violate any Requirements of Law, (b) result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of any Loan Party or any of the Subsidiaries, pursuant to the terms of any material indenture, loan agreement, lease agreement, mortgage, deed of trust, agreement or other material instrument to which such Loan Party or any of the Subsidiaries is a party or by which it or any of its property or assets is bound or (c) violate any provision of the certificate of incorporation, by-laws or other organizational documents of such Loan Party or any of the Subsidiaries.

    (c)   The representations and warranties made by any Loan Party set forth in the Credit Agreement and in the other Loan Documents are true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of the date hereof and as of the date of effectiveness of this Amendment with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date.

    (d)   At the time of and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

    Section 3    Conditions to Effectiveness of Amendment. This Amendment will become effective upon:

    (a)   receipt by the Administrative Agent of executed signature pages to this Amendment from the Required Lenders and each Loan Party; and

    (b)   payment by the Parent Borrower of (x) a consent fee payable to each Lender consenting to this Amendment in an amount equal to 0.25% of the aggregate principal amount of Loans then outstanding owing to such Lender; (y) all fees and expenses due to the Arranger pursuant to that certain arranger fee letter, dated as of July 28, 2009, by and between the Arranger and Parent Borrower and (z) all reasonable and documented fees and expenses owed to the Administrative Agent in connection with this Amendment and as otherwise required by Section 10.03 of the Credit Agreement, including the reasonable fees, other charges and disbursements of counsel for the Administrative Agent.

    Section 4    Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or electronic “.pdf” file shall be effective as delivery of a manually executed counterpart hereof.

    Section 5    Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

    Section 6    Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

    Section 7    Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the other Secured Parties under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of either such agreement or any other Loan Document. Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document is hereby ratified and reaffirmed in all respects and shall continue in full force and effect. Each Loan Party reaffirms its obligations under the Loan Documents to which it is party and the validity of the Liens granted by it pursuant to the Security Documents. From and after the effective date of this Amendment, all references to the Credit Agreement in any Loan Document shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Amendment. This Amendment shall be a Loan Document for all purposes.

    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

ROVI CORPORATION, as Parent Borrower

By:	/s/ James Budge
Name: James Budge
Title: CFO

MACROVISON CORPORATION,
        in its individual capacity as Subsidirsy Borrower
        and as Managing Member of
ALL MEDIA GUIDE, LLC,
MACROVISON INTERNATIONAL
        HOLDINGS LLC and
MACROVISION SERVICE, LLC,
        each as Guarantors

By:	/s/ James Budge
Name: James Budge
Title: CFO

MACROVISION EUROPE LIMITED, as Guarantor

By:	/s/ James Budge
Name: James Budge
Title: CFO

[Amendment No. 1]

ALL MEDIA GUIDE HOLDINGS, INC.
APTIV DIGITAL DEVELOPMENT SERVICES, LLC
APTIV DIGITAL, INC.
CONTINENTAL PAPER COMPANY
DIRECTCOM NETWORKS, INC.
EUROMEDIA GROUP, INC.
FORTV HOLDINGS LLC
GEMSTAR DEVELOPMENT CORPORATION
GEMSTAR–TV GUIDE INTERACTIVE, LLC
GEMSTAR-TV GUIDE INTERNATIONAL, INC.
GEMSTAR–TV GUIDE MARKETING LLC
INDEX SYSTEMS INC
IPG DEVELOPMENT VENTURE, LLC
JUMPTHESHARK.COM, INC.
MACROVISION PAYROLL SERVICES, LLC
MACROVISION TM CORPORATION
MOODLOGIC, INC.
PDT HOLDINGS, INC.
SNTV ACQUISITION, INC.
SNTV, LLC
SPACECOM SYSTEMS, INC.
STARSIGHT TELECAST, INC.
TV GUIDE AFFILIATE SALES &
MARKETING, INC.
TV GUIDE DATA SOLUTIONS, INC.
TV GUIDE DISTRIBUTION, INC.
TV GUIDE, INC.
TV GUIDE INTERACTIVE GROUP, INC.
TV GUIDE INTERACTIVE, INC.
TV GUIDE INTERNATIONAL IPG, INC.
TV GUIDE INTERNATIONAL, INC.
TV GUIDE MEDIA SALES, INC.
TV GUIDE MEDIA SERVICES, INC.
TV GUIDE MOBILE ENTERTAINMENT, INC.
TV GUIDE ON SCREEN, INC.
TV GUIDE ONLINE, INC.
TV GUIDE ONLINE, LLC
TV GUIDE VISION GROUP, INC.
TV GUIDE, INC.
TVSM PUBLISHING, INC.
TVSM, INC.
UNITED VIDEO PROPERTIES, INC.
UV CORP.
UV HOLDINGS, INC.
UV VENTURES, INC.
VIDEO TV, INC.,
as Guarantors

By:	/s/ James Budge
Name: James Budge
Title: CFO

JPMORGAN CHASE BANK, N.A. as Administrative Agent

By:	/s/ Sharon Bazbaz
Name: Sharon Bazbaz
Title: Vice President